Operating and Finance Leases (Details 1) - USD ($)	Jun. 30, 2020	Dec. 31, 2019
Operating Leases
Right-of-use assets	$ 343,005	$ 302,602
Lease liability - current	306,829	322,430
Lease liability – non-current	161,223
Finance Leases
Property and equipment, at cost	56,770	56,770
Accumulated depreciation	(7,501)	(1,569)
Property and equipment, net	49,269	55,201
Lease liability - current	10,302	9,949
Lease liability - non-current	40,721	45,199
Total finance lease liabilities	$ 51,023	$ 55,148